Second Quarter 2023 Financial Results Diodes Incorporated (DIOD) August 8, 2023 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the third quarter of 2023, we expect revenue to be approximately $425 million plus or minus 3 percent; we expect GAAP gross margin to be 40.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 23.0 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest expense to be approximately $1.0 million; we expect our income tax rate to be 20.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the third quarter are anticipated to be approximately 46.7 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the LSC acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on August 8, 2023 titled, “Diodes Incorporated Reports Second Quarter Fiscal 2023 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality (analog, discrete, and mixed signal) semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets DIOD Stock Symbol 64 Years in business 31 Consecutive years of profitability 32 Number of locations worldwide ~9000 Number of employees 2.0Bn Annual Revenue 2022 50Bn Number of units shipped in 2022 >28K Number of products (SKU) shipped in 2022 >50 Number of distributors >50K Number of customers 42% of 2022 product revenue from Automotive/Industrial

On-Track to Achieve Longer Term Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025 Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B by 2025

Targeted Market Segment Distribution Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls, and IIoT Consumer IoT: wearables, home automation, smart infrastructure Communications Smart phones, 5G networks, advanced protocols, and charging solutions Computing Cloud computing: server, storage, data centers ~60% of revenue ~40% of revenue (52% for Q2 2023) (48% for Q2 2023)

Key Growth Areas Automotive and Industrial are Driving Growth Automotive – 31% CAGR (2013 – 2022) Focused on connected driving, comfort, style, safety, and electrification Released 110 new automotive-compliant products (including SiC MOSFETs) in 2Q’23 Increased dollar content per car to $140 Industrial – 15% CAGR (2013 – 2022) Focused on embedded systems, networked systems, automation, motor controls, sensors, power management, and IIoT Building momentum for SiC Schottky diodes and MOSFETs Expanding content in security, medical, green energy generation and energy storage systems

2QFY23 Performance $467.2M Flat Q-Q Revenue $195.4M GAAP Gross Profit + 0.5 % Q-Q 41.8% + 20 bps Q-Q GAAP Gross Margin $1.59 Flat Q-Q Non-GAAP EPS $73.3M Flat Q-Q Non-GAAP Net Income $133.5M EBITDA 28.6% of Revenue $92.6M Cash Flow from Ops $334M/$89M Strong Balance Sheet Cash/Debt 19.8% of Revenue

2QFY23 Highlights 2Q’23 represented sixth consecutive quarter of above 40% (our target model) gross margin Achieved 29% of product revenue in the Industrial market Automotive and Industrial totaled 48% of product revenue, exceeding 2025 target of 40% Automotive revenue reached record 19% of product revenue Gross margin reached record 41.8% in 2Q’23, an increase of 60bps from 2Q’22

Profitability Growth Track record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 14% (2005 - 2022) CAGR: 15% (2005 - 2022) * Revenue/Gross Profit for 2023 are based on first half results and Q3 guidance provided on August 8, 2023

Consistent Quarterly Performance Quarterly Gross Profit ($ Millions) Quarterly Revenue ($ Millions)

Revenue Profile for Second Quarter 2023 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Europe Americas 18% 12% 22% 29% 19% 69% 31% 67% 20% 13%

Income Statement – Second Quarter 2023 ($ in millions, except per share amounts) 2Q22 1Q23 2Q23 Net sales 501.0 467.2 467.2 Gross profit (GAAP) 206.5 194.5 195.4 Gross profit margin % (GAAP) 41.2% 41.6% 41.8% Net income (GAAP) 80.2 71.2 82 Net income (non-GAAP) 86.9 73.4 73.3 Diluted EPS (non-GAAP) 1.90 1.59 1.59 Cash flow from operations 85.0 99.8 92.6 EBITDA (non-GAAP) 130.4 121.8 133.5

Balance Sheet ($ in millions) Dec 31, 2021 Dec 31, 2022 June 30, 2023 Cash* 373 348 334 Inventory 349 360 326 Current Assets 1,188 1,162 1,160 Total Assets 2,194 2,288 2,341 Total Debt 301 185 89 Total Liabilities 892 705 610 Total Equity 1,303 1,583 1,731 * Cash, Restricted Cash and Short-term investments

Revenue to be ~$425 million, +/- 3.0% GAAP gross margin of 40%, +/- 1% Non-GAAP operating expenses 23.0% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest expense of ~$1.0 million Income tax rate to be 20%, +/- 3% Shares used to calculate diluted EPS approximately 46.7 million Amortization of acquisitions-related intangible assets of $3.1 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on August 8 2023 Third Quarter 2023 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Increased focus on high-margin Automotive, Industrial, analog, and power discrete products Investment for technology leadership in target products, fab processes, and advanced packaging

Reconciliation of Net Income to Adjusted Net Income For the three months ended June 30, 2023: (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP net income was approximately $6.0 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have increased by $0.13 per share.

GAAP to Non-GAAP Reconciliation For the three months ended June 30, 2022: (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $6.6 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have increased by $0.14 per share.